ITEM 77Q(a) - COPIES OF
 ALL MATERIAL AMENDMENTS TO THE
REGISTRANT'S CHARTER OR BY-LAWS



AMENDMENT #23
TO THE RESTATED AND
AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES
 TRUST
Dated May 19, 2000

	This Declaration of
 Trust is amended as follows:

       Strike the first
 paragraph of Section 5 -
 Establishment and Designation
of
Series or
Class of Article III -
BENEFICIAL
 INTEREST from the Declaration
 of
Trust and substitute
in its place the following:

	"Section 5.  Establishment
and Designation of Series or
Class.
Without limiting the
authority of the Trustees set
forth
 in Article XII, Section 8,
inter
alia, to establish
and designate any additional
Series
or Class or to modify the rights
 and preferences
of any existing Series or
Class,
the Series and Classes of
the Trust
 are established
and designated as:
Federated Capital Income
Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Floating Rate
Strategic
Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S.
 Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Unconstrained
Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Intermediate
 Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock
Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return Bond
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income
Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby
certify that the above stated
 Amendment is a true and
correct Amendment to the
Declaration of Trust, as
adopted by the Board of
Trustees at a
meeting on the 13th day of
 May, 2011, to become effective
on the 30th day of September,
2011.

	WITNESS the due
execution hereof this 23rd
day of August, 2011.

John F. Donahue
/s/ Charles F. Mansfield, Jr.
John F. Donahue
Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson

/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill

/s/ J. Christopher Donahue
	/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh

/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will

/s/ Peter E. Madden
Peter E. Madden